[TENET LOGO]                                                            FINANCIAL UPDATE
----------------------
HEALTHCARE CORPORATION                                          TENET HEALTHCARE CORPORATION

Paul J. Russell                                               CONSOLIDATED STATEMENT OF INCOME
Vice President, Investor Relations                                QUARTER ENDED AUGUST 31,
Tel 310.998 8088                                                         (UNAUDITED)



                                                    ---------------------------------------------
(DOLLARS ARE EXPRESSED IN MILLIONS)                                      THREE MONTHS
                                                    ---------------------------------------------
                                                               1995(1)      1994(1)      CHANGE
                                                    ---------------------------------------------
Net operating revenues                                          1,283.9       662.8       93.7%

Operating expenses:
  Salaries and benefits                                          (502.2)     (283.2)      77.3%
  Supplies                                                       (178.7)      (80.6)     121.7%
  Provision for doubtful accounts                                 (67.3)      (26.1)     157.9%
  Other operating expenses                                       (281.6)     (150.1)      87.6%

-------------------------------------------------------------------------------------------------
Earnings before interest, taxes,
  depreciation and amortization                                   254.1       122.8      106.9%
      EBITDA margin                                                19.8%       18.5%       1.3%*
-------------------------------------------------------------------------------------------------

Depreciation                                                       (61.4)      (34.3)     79.0%
Amortization                                                       (18.8)       (3.6)    422.2%

-------------------------------------------------------------------------------------------------
Operating income                                                   173.9        84.9     104.8%
  Operating margin                                                  13.5%       12.8%      0.7%*
-------------------------------------------------------------------------------------------------

Interest expense, net of capitalized portion                       (77.1)      (17.7)    335.6%
Investment earnings                                                  7.3         6.0      21.7%
Equity in earnings of unconsolidated affiliates                      6.9         6.3       9.5%
Minority interests in income of consolidated subsidiaries           (5.6)       (2.0)    180.0%
Net gain (loss) on disposals of facilities(2)                      123.5        (2.5)       -
Gain on sale of subsidiary's common stock(3)                          -         32.0        -

-------------------------------------------------------------------------------------------------
Income before income taxes                                         228.9       107.0     113.9%
       Pretax margin                                               17.8%        16.1%      1.7%*
-------------------------------------------------------------------------------------------------

Taxes on income                                                   (110.6)       (43.0)   157.2%
  Tax rate                                                          48.3%        40.2%     8.1%*

-------------------------------------------------------------------------------------------------
Net income                                                         118.3         64.0     84.8%
       % of Net revenues                                             9.2%         9.7%    (0.5%)*
-------------------------------------------------------------------------------------------------

EARNINGS PER SHARE:
       Primary EPS                                                  0.59          0.38
       Fully diluted EPS                                            0.56          0.36

-------------------------------------------------------------------------------------------------
Average shares and share equivalents outstanding - primary   201,890,000   168,461,000
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Shares outstanding at end of period                          200,053,000   166,276,000
-------------------------------------------------------------------------------------------------

* THIS % CHANGE IS THE DIFFERENCE BETWEEN THE 1995 AND 1994 PERCENTAGES SHOWN.


SEE FOOTNOTE EXPLANATIONS ON PAGE 4.

                            TENET HEALTHCARE CORPORATION
                          SELECTED QUARTERLY FINANCIAL DATA



                                     (UNAUDITED)


(DOLLARS ARE EXPRESSED IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                            --------------------------------------------------------------------------
                                 Net                                     Primary       Fully Diluted
                              Operating        Income         Income     Earnings Per   Earnings Per
                             Revenues(1)    Before Taxes    After Taxes     Share          Share
                            --------------------------------------------------------------------------

FISCAL YEAR 1996

  1st Qtr                       1,283.9         228.9     118.3      0.59     0.56




FISCAL YEAR 1995

  1st Qtr                         662.8         107.0      64.0      0.38     0.36

  2nd Qtr                         638.8          76.2      46.2      0.27     0.27

  3rd Qtr                         660.5          80.9      48.9      0.29     0.28

  4th Qtr                       1,356.3          65.3      35.3      0.17     0.17

  Full Year                     3,318.4         329.4     194.4      1.10     1.06


QUARTERLY OPERATING RESULTS FROM CONTINUING OPERATIONS ARE NOT NECESSARILY REPRESENTATIVE OF OPERATIONS FOR A FULL YEAR BECAUSE OF POSSIBLE YEAR-END ADJUSTMENTS AND FOR VARIOUS OTHER REASONS INCLUDING SEASONAL FACTORS, INTEREST RATES, ACQUISITIONS, DISPOSALS, CONTRACTUAL ALLOWANCE FLUCTUATIONS AND THE TIMING OF PRICE CHANGES. THE SUM OF QUARTERLY EARNINGS PER SHARE DOES NOT NECESSARILY EQUAL THE EARNINGS PER SHARE FOR THE FULL YEAR BECAUSE QUARTERLY EARNINGS PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING DURING EACH QUARTER AND ON EFFECTIVE TAX RATES FOR THE QUARTER, WHEREAS FULL YEAR EARNINGS PER SHARE IS BASED ON AVERAGE SHARES FOR THE YEAR AND ON EFFECTIVE TAX RATES FOR THE FULL YEAR.



SEE FOOTNOTE EXPLANATIONS ON PAGE 4.                                    PAGE 2

                          TENET HEALTHCARE CORPORATION
                           DOMESTIC GENERAL HOSPITALS
                              SELECTED STATISTICS
                            QUARTER ENDED AUGUST 31,
                                  (UNAUDITED)


(DOLLAR AMOUNTS IN MILLIONS EXCEPT FOR NET INPATIENT REVENUE PER PATIENT DAY)

                                                              THREE MONTHS
                                             --------------------------------------------------
                                                1995               1994               CHANGE
                                             ----------         ----------           ----------

Net inpatient revenues                        $787.3              $373.4               110.8%
Net outpatient revenues                       $365.3              $144.1               153.5%
Facilities owned or operated                      72                  33                  39
Quarter-end licensed beds                     16,210               6,622               144.8%
Average licensed beds                         15,516               6,764               129.4%
Average occupancy                               43.4%               43.2%                0.2%*
Patient days                                 619,226             268,939               130.2%
Net inpatient revenue per patient day         $1,271              $1,388                (8.4%)
Admissions                                   111,503              49,078               127.2%
Average length of stay (days)                    5.6                 5.5                 0.1*
Outpatient visits                          1,278,757             377,539               238.7%

SOURCES OF NET PATIENT REVENUE
   Medicare                                     38.4%               35.1%
   Medicaid                                      6.8%                7.3%
   Private and other                            54.8%               57.6%

SAME FACILITIES (69) OWNED AND OPERATED
ON JUNE 1, 1994 AND ON AUGUST 31, 1995(4)
   Average licensed beds                      15,383              15,412                (0.2%)
   Patient days                              613,412             626,111                (2.0%)
   Admissions                                110,238             108,890                 1.2%
   Outpatient visits                       1,238,828           1,029,595                20.3%
   Net inpatient revenue per patient day      $1,264              $1,260                 0.3%
   Average length of stay (days)                 5.6                 5.7                (0.1)*


*THIS % CHANGE IS THE DIFFERENCE BETWEEN THE 1995 AND 1994 PERCENTAGES SHOWN.


SEE FOOTNOTE EXPLANATIONS ON PAGE 4.                                      PAGE 3

Tenet Healthcare Corporation


FOOTNOTE EXPLANATIONS

1. On March 1, 1995 the Company acquired all the outstanding common stock of American Medical Holdings, Inc. ("AMH") for approximately $1.5 billion in cash and 33,156,614 shares of the Company's common stock valued at approximately $489.0 million. The acquisition was accounted for as a purchase and accordingly the results of AMH are included in the Consolidated Statements of Operations since the date of acquisition. The Consolidated Statements of Income are subject to final reclassification, but any such reclassification would not change income from continuing operations before or after income taxes or net income.

2. On June 28, 1995, the Company sold its two hospitals and related healthcare businesses in Singapore to Parkway Holdings Limited for $243.3 million, which is net of $78.3 million in debt assumed by the buyer. The Company used the net proceeds from the sale to repay secured bank loans under its domestic term loan and revolving credit agreement. Net operating revenues and operating profits from the sold facilities were $10.2 million and $2.0 million, respectively, in the quarter ended
     August 31, 1995, and $26.3 million and $6.3 million, respectively, in the quarter ended August 31, 1994.

3. On August 11, 1994, the Company completed the sale of a controlling interest in Total Renal Care, Inc. the operator of the Company's outpatient renal dialysis centers. Net operating revenues and operating income for the period from June 1, 1994 through August 11, 1994 were $16.6 million and $2.7 million, respectively.

4. The same 69 facilities consists of 33 facilities owned and operated by the Company on June 1, 1994 and August 31, 1995 and 36 facilities owned and operated by AMH on June 1, 1994 and now owned and operated by the Company.

                                                                       PAGE 4